Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of AdaptHealth Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 3, 2026	/s/ Suzanne Foster	Chief Executive Officer and Director
	Suzanne Foster	(Principal Executive Officer)

November 3, 2026	/s/ Harriss T. Currie	Chief Financial Officer
	Harriss T. Currie	(Principal Financial Officer)